UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2026

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0002148615
Benchmark 2026-V23 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000927971
Bank of Montreal

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-283864-05	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

1 Columbus Circle

New York, New York 10019

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01. Other Events.

On August 28, 2026 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused (i) the issuance of the Benchmark 2026-V23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-V23 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2026 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as trustee, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A and Class A-M Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-E, Class X-F, Class X-G, Class B, Class B-1, Class B-X1, Class C, Class C-1, Class C-X1, Class D, Class D-1, Class D-X1, Class E, Class F, Class G, Class J-RR, Class K-RR, Class L-RR and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) Class RR Certificates.

The Depositor sold all of the Publicly Offered Certificates, having an aggregate initial principal amount of $528,970,000, to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“BCI”), BMO Capital Markets Corp. (“BMO Capital Markets”), Academy Securities, Inc. (“Academy”) and Mischler Financial Group, Inc. (“Mischler”, and together with DBSI, CGMI, GS&Co., BCI, BMO Capital Markets and Academy, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of August 14, 2026 (the “Underwriting Agreement”), among the Depositor, German American Capital Corporation (“GACC”) and the Underwriters. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated August 11, 2026 (the “Preliminary Prospectus”), and the Depositor’s Prospectus, dated August 14, 2026 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

The Depositor sold all of the Privately Offered Certificates, having an aggregate initial principal amount of $158,004,258, to DBSI, CGMI, GS&Co., BCI, BMO Capital Markets, Academy and Mischler (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of August 14, 2026 (the “Certificate Purchase Agreement”), among the Depositor, GACC and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2026-V23 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 30 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 58 commercial, multifamily and/or manufactured housing properties.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, CREFI, BCREI, BMO and GSMC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,479,507, were approximately $702,789,603. Of the expenses paid by the Depositor, $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $135,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $702,604,603 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided on the Depositor’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: August 18, 2026) and in the Prospectus, dated August 14, 2026 and as filed with the Securities and Exchange Commission on August 18, 2026. The related registration statement (file no. 333-283864) was originally declared effective on March 5, 2025.

Credit Risk Retention

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase on the Closing Date and holding by ROX III CMBS HoldCo (C) Category 2B LP, acting as third-party purchaser under the Risk Retention Rule, of the Class J-RR, Class K-RR and Class L-RR Certificates (collectively, the “HRR Certificates”); (ii) the purchase of (A) a portion of the Class RR Certificates by Deutsche Bank AG, New York Branch (“DBNY”) from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by DBNY) and (B) the remaining portion of the Class RR Certificates by CREFI from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by CREFI); and (iii) the purchase of the RR Interest by Goldman Sachs Bank USA (“GS Bank”) from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by GS Bank) .

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The fair value of the HRR Certificates is equal to approximately $24,541,681, representing approximately 3.465% of the aggregate fair value of all the Certificates (other than the Class R Certificates) and the RR Interest. The fair value of all Certificates (other than the Class R Certificates) and the RR Interest was determined based on actual prices and final tranche sizes as of the Closing Date for all Certificates (other than the Class R Certificates) issued, and the RR Interest created, by the Issuing Entity.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk requirements of the Risk Retention Rule is equal to approximately $35,413,456, representing 5.00% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates (other than the Class R Certificates) and the RR Interest.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive approximately 1.550% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated August 11, 2026, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d) Exhibits
Exhibit 5	Legality Opinion of Hogan Lovells Cadwalader US LLP, dated August 28, 2026.
Exhibit 8	Tax Opinion of Hogan Lovells Cadwalader US LLP, dated August 28, 2026 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Hogan Lovells Cadwalader US LLP, dated August 28, 2026 (included as part of Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING
CORPORATION
(Registrant)
Date: August 28, 2026
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Robert-Christopher Jones
Name: Robert-Christopher Jones
Title: Director